UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  September 19, 2013

Cummins Inc.

(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Jackson Street, P.O. Box 3005, Columbus, IN 47202-3005

(Address of principal executive offices, including zip code)

(812) 377-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

Underwriting Agreement

On September 19, 2013, Cummins Inc. (the “Company”) entered into an Underwriting Agreement with Goldman, Sachs & Co., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $500,000,000 aggregate principal amount of the Company’s 3.650% Senior Notes due 2023 (the “2023 Notes”) and $500,000,000 aggregate principal amount of the Company’s 4.875% Senior Notes due 2043 (the “2043 Notes” and, together with the 2023 Notes, the “Notes”), in a public offering (the “Offering”).  The Offering closed on September 24, 2013 (as described further below).

The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions.  The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1 to this Current Report on Form 8-K and incorporated herein by reference.

The Offering

On September 24, 2013, the Company completed the sale of the Notes. The Notes were issued under an Indenture (the “Indenture”), dated as of September 16, 2013, between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by a supplemental indenture, between the Company and the Trustee, establishing the terms and providing for the issuance of the 2023 Notes (the “First Supplemental Indenture”), and by a supplemental indenture, between the Company and the Trustee, establishing the terms and providing for the issuance of the 2043 Notes (the “Second Supplemental Indenture”).

The First Supplemental Indenture and form of the 2023 Note, which is included therein, provide, among other things, that the 2023 Notes bear interest at a rate of 3.650% per year (payable semi-annually in arrears on April 1 and October 1 of each year, beginning on April 1, 2014), and will mature on October 1, 2023. At any time prior to July 1, 2023, the Company may redeem the 2023 Notes at a “make-whole” redemption price, plus accrued and unpaid interest on the 2023 Notes being redeemed to, but not including, the redemption date. At any time on or after July 1, 2023, the Company may redeem the 2023 Notes at a redemption price equal to 100% of the aggregate principal amount of the 2023 Notes being redeemed, plus accrued and unpaid interest on the 2023 Notes being redeemed to, but not including, the redemption date. The Company is required to offer to repurchase the 2023 Notes for cash at a price of 101% of the aggregate principal amount of the 2023 Notes, plus accrued and unpaid interest, upon the occurrence of a change of control triggering event. The Second Supplemental Indenture and form of the 2043 Note, which is included therein, provide, among other things, that the 2043 Notes bear interest at a rate of 4.875% per year (payable semi-annually in arrears on April 1 and October 1 of each year, beginning on April 1, 2014), and will mature on October 1, 2043. At any time prior to April 1, 2043, the Company may redeem the 2043 Notes at a “make-whole” redemption price, plus accrued and unpaid interest on the 2043 Notes being redeemed to, but not including, the redemption date. At any time on or after April 1, 2043, the Company may redeem the 2043 Notes at a redemption price equal to 100% of the aggregate principal amount of the 2043 Notes being redeemed, plus accrued and unpaid interest on the 2043 Notes being redeemed to, but not including, the redemption date. The Company is required to offer to repurchase the 2043 Notes for cash at a price of 101% of the aggregate principal amount of the

2043 Notes, plus accrued and unpaid interest, upon the occurrence of a change of control triggering event.

The Indenture, the First Supplemental Indenture and Second Supplemental Indenture contain customary events of default. If an event of default occurs and is continuing with respect to the Notes, then the Trustee or the holders of at least 25% of the principal amount of the outstanding Notes may declare the Notes to be due and payable immediately. In addition, in the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization, all outstanding Notes will become due and payable immediately.

The descriptions of the First Supplemental Indenture and Second Supplemental Indenture set forth above are qualified by reference to the First Supplemental Indenture filed as Exhibit 4.1 and to the Second Supplemental Indenture filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 8.01.             Other Events.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-191189) that the Company filed with the Securities and Exchange Commission on September 16, 2013.  The Company is filing certain exhibits as part of this Current Report on Form 8-K for purposes of such Registration Statement.  See “Item 9.01.  Financial Statements and Exhibits.”  The Company anticipates using a portion of the net proceeds from the sale of the Notes for the planned acquisitions of the equity that it does not already own in most of its partially-owned United States and Canadian distributors, as well as for general corporate purposes.

Item 9.01.             Financial Statements and Exhibits.

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Exhibits.  The following exhibits are being filed herewith:

(1)                                 Underwriting Agreement, dated September 19, 2013, among the Company and the underwriters named therein.

(4.1)                       First Supplemental Indenture, dated as of September 24, 2013, between Cummins Inc. and U.S. Bank National Association.

(4.2)                       Second Supplemental Indenture, dated as of September 24, 2013, between Cummins Inc. and U.S. Bank National Association.

(5.1)                       Opinion of Foley & Lardner LLP.

(5.2)                       Opinion of Sharon R. Barner.

(23.1)                Consent of Foley & Lardner LLP (contained in Exhibit (5.1) hereto).

(23.2)                Consent of Sharon R. Barner (contained in Exhibit (5.2) hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMMINS INC.

Date: September 19, 2013	By:	/s/ Marsha L. Hunt
Marsha L. Hunt
Vice President—Corporate Controller

Cummins Inc.

Exhibit Index to Current Report on Form 8-K

Dated September 19, 2013

Exhibit
Number

(1)	Underwriting Agreement, dated September 19, 2013, among the Company and the underwriters named therein.

(4.1)	First Supplemental Indenture, dated as of September 24, 2013, between Cummins Inc. and U.S. Bank National Association.

(4.2)	Second Supplemental Indenture, dated as of September 24, 2013, between Cummins Inc. and U.S. Bank National Association.

(5.1)	Opinion of Foley & Lardner LLP.

(5.2)	Opinion of Sharon R. Barner.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit (5.1) hereto).

(23.2)	Consent of Sharon R. Barner (contained in Exhibit (5.2) hereto).